The information below supplements Massachusetts Mutual Life Insurance Company's Flex Extra prospectus dated May 1, 1999. Please place this supplement with your prospectus and retain it for future reference.
--------------------------------------------------------------------------------
                                  FLEX EXTRA
                         Supplement dated July 6, 1999
                      To the prospectus dated May 1, 1999

The Flex Extra prospectus is changed as follows:

1. The heading Death Of Annuitant During Accumulation Phase on page 24 is changed to Death Benefit During The Accumulation Phase.

2. The first sentence under the Death Benefit During The Accumulation Phase subsection on page 24 is deleted and replaced with the following:

    If the owner/annuitant dies during the accumulation phase, we will pay a death benefit to the beneficiary.

3. The following language is added as a new subsection immediately following the subsection Death Benefit During The Accumulation Phase on page 24:

    Death Benefit Distribution Requirements

    If the owner/annuitant dies on or after the date annuity payments have begun, but before they have been completed, we must distribute the remaining amounts payable under the contract at least as rapidly as we were on the date of the owner/annuitant's death. If the owner/annuitant dies before the date that annuity payments are due to begin, we must distribute all amounts payable under the contract within five years after the owner/annuitant's death.

    There are exceptions to these distribution requirements that exist in the following two situations:

    . The beneficiary can extend the distributions beyond the above-specified time limits by choosing to receive distributions that start within one year after the owner/annuitant's death and that extend for a period not exceeding the beneficiary's life or life expectancy.

    . If the beneficiary is the deceased owner/annuitant's spouse, then the surviving spouse can continue the contract in his/her name and the above-specified required distributions do not apply until his/her death.

    The death benefit distribution requirements are intended to satisfy the requirements of Section 72(s) of the Internal Revenue Code.